Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        The Thermo Opportunity Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No filing fee due
[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or Item
     22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing party:

          ----------------------------------------------------------------------

     4)   Date filed:

          ----------------------------------------------------------------------

The
Thermo
Opportunity
Fund, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE THERMO OPPORTUNITY FUND, INC.

     The undersigned hereby appoints Gregory E. Ratte and John F. Splain and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of The Thermo Opportunity Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company scheduled to be held April 20, 1999 at the offices of Brundage, Story and Rose, L.L.C., One Broadway, New York, New York 10004, or at any adjournment thereof (the "Meeting").

     The Board of Directors recommends a FOR vote on the election of a Director and on the ratification of the selection of Arthur Andersen LLP. Please mark an X in one box under each item.

1. ELECTION of one (1) Director / / FOR the nominee listed below. / / WITHHOLD AUTHORITY to vote for the nominee listed below.

                                Blair M. Brewster


2. PROPOSAL to ratify the selection of ARTHUR ANDERSEN LLP as independent auditors for the current fiscal year of the Fund.

     / /  FOR           / /  AGAINST          / /  ABSTAIN

        In their discretion, the PROXIES are authorized to vote upon such other business as may property come before the Meeting.

      This PROXY when executed will be voted in the manner directed by the undersigned STOCKHOLDER(S).

    If no direction is made, this PROXY will be voted FOR Proposals 1 and 2.

                     ALL FORMER PROXIES ARE HEREBY REVOKED.


                                        DATED: _____________________, 1999


                                        ________________________________________
                                              (Signature of Stockholder)



                                        ________________________________________
                                              (Signature of Stockholder)


                                        (Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)

                                                                January 29, 1999

Dear Fellow Stockholder:

     The directors and officers of The Thermo Opportunity Fund, Inc. join me in extending to you a cordial invitation to attend the annual meeting of our stockholders. This meeting will be held at 12:30 p.m. on Tuesday, April 20, 1999, at the offices of Brundage, Story and Rose, L.L.C., One Broadway, New York, New York 10004.

     The formal notice of this annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, PLEASE MARK, SIGN, AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR VOTES ON THE BUSINESS MATTERS OF THE MEETING WILL BE RECORDED.

     We hope that you will attend this meeting. Regardless of the number of shares you own, or whether or not you plan to attend the meeting, we urge you to return your proxy promptly in the postage prepaid envelope provided.

     We look forward to seeing you on April 20.


                                        Sincerely,

                                        /s/ Gregory E. Ratte

                                        Gregory E. Ratte
                                        Chairman

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On April 20, 1999

     The Annual Meeting of Stockholders (the "Meeting") of THE THERMO OPPORTUNITY FUND, INC.(the "Fund") will be held at the offices of Brundage, Story and Rose, L.L.C., One Broadway, New York, New York 10004 on April 20, 1999 at 12:30 p.m. for the following purposes:

     1.   To elect one Director (PROPOSAL NO. 1);

     2. To ratify the selection of Arthur Andersen LLP as independent auditors for the current fiscal year (PROPOSAL NO. 2); and

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The stock transfer books will not be closed but in lieu thereof, the Board of Directors of the Fund has fixed the close of business on January 28, 1999 as the record date for the determination of Stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/ John F. Splain

                                        John F. Splain, Secretary

January 29, 1999

     STOCKHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE

     o IN FAVOR OF THE NOMINEE FOR THE BOARD OF DIRECTORS LISTED IN THE PROXY STATEMENT, AND

     o FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.


                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 20, 1999

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of THE THERMO OPPORTUNITY FUND, INC. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of Brundage, Story and Rose, L.L.C. (the "Adviser"), One Broadway, New York, New York 10004, on April 20, 1999 at 12:30 p.m. and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against all proposals. The address of the principal executive office of the Fund is One Broadway, New York, New York 10004.

     Proposal No. 1 must be approved by a plurality of the shares voting and Proposal No. 2 must be approved by a simple majority of shares voting. A majority of the outstanding shares of the Fund must be present in person or by proxy to have a quorum to conduct business for the Fund at the Meeting.

     The Fund will pay the costs of solicitation, including the printing and mailing of the proxy materials. Certain officers, directors and regular and temporary employees of the Fund, the Adviser and The Fifth Third Bank (the "Transfer Agent") (none of whom will receive special compensation therefor) may solicit proxies in person or by telephone, facsimile, telegraph or mail. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on the issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Unless instructions to the contrary are marked, shares represented by a proxy will be voted "FOR" each Proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the address indicated above or by voting in person at the Meeting.

     The enclosed Proxy and this Proxy Statement are first being sent to Stockholders on or about January 29, 1999.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, the persons named in the enclosed proxy will be permitted to vote thereon in accordance with their best judgment.

     The Board has fixed the close of business on January 28, 1999 as the record date (the "Record Date") for the determination of Stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held, with no cumulative voting rights.

     As of the Record Date, the Fund had outstanding 1,760,417 shares of common stock, $.001 par value. As of such date, to the knowledge of the Fund, no person beneficially owned more than 5% of the Fund's outstanding shares.

                                 PROPOSAL NO. 1
                              TO ELECT ONE DIRECTOR

     The Fund's Board is divided into three classes of Directors, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Directors for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Maryland law and the Bylaws of the Fund.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of the person named below, or if such person shall be unable to serve, to vote for the election of such other person as shall be determined by the persons named in the Proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

     The following schedule sets forth certain information regarding each Director and nominee, including incumbent Directors whose current terms do not expire in 1999. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

     Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

     All Directors and officers as a group owned directly or beneficially less than 1% of the Fund's outstanding shares as of the Record Date.

                   Information Regarding Nominee For Election

                                  Principal Occupations                                     Shares of the Fund
                                  During Past Five Years and                    Director    Beneficially Owned
Name and Address of Director      Public Directorships                    Age   Since       as of Record Date
----------------------------      --------------------                    ---   -----       ------------------
Blair M. Brewster                 President of Electromark, a              44    1996              3,000
297 Henry Street                  manufacturing company, and a
Brooklyn, New York 11201          director of Electromark AG, a sales
                                  company; CEO and Director of Bear
                                  Rock Technologies, an Internet
                                  software and E-commerce company; a
                                  director of Labelson, a
                                  manufacturing company; a partner of
                                  Brewster Vineyards, a real estate
                                  company; managing partner of the
                                  Guild, a real estate company.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MR. BREWSTER AS DIRECTOR OF THE FUND.

                                 Other Directors

     The other Directors of the Fund whose terms will not expire in 1999 are listed below. The "interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by asterisks.

                                  Principal Occupations                                     Shares of the Fund
                                  During Past Five Years and                    Director    Beneficially Owned
Name and Address of Director      Public Directorships                    Age   Since       as of Record Date
----------------------------      ---------------------                   ---   -----       -------------------
*Gregory E. Ratte                 Principal of Brundage, Story and         37    1996              7,400
 Brundage, Story and Rose         Rose, L.L.C. (the "Adviser").
 One Broadway
 New York, New York 10004

*Francis S. Branin, Jr.           Principal of the Adviser; Vice           51    1996              None
 Brundage, Story and Rose         President and a Trustee of
 One Broadway                     Brundage, Story and Rose Investment
 New York, New York 10004         Trust (an open-end registered
                                  investment company).



Henson L. Jones, Jr.              General Partner of Telecam               60    1996              4,500
744 Santa Barbara Road            Partners, a real estate development
Berkeley, California 94707        company; a director of Mountain
                                  Hardware, an outdoor equipment
                                  manufacturer.


Hollis S. McLoughlin              Managing Director of Heron               48    1996              500
35 Wisconsin Circle, Suite 200    Gustafson & Company, LLC, a
Chevy Chase, Maryland 20815       financial advisory company; an
                                  officer and director of Hardware
                                  Corporation of America, Inc; a
                                  partner of TFMW, a real estate
                                  company. Prior to June 1998, he was
                                  an officer of Darby Overseas
                                  Investment, Ltd., an emerging
                                  markets investment company; an
                                  officer and director of Darby
                                  Emerging Markets Fund, L.D.C.; and
                                  a director of Petro Saantander, a
                                  Canadian oil and gas company.

*Messrs. Ratte and Branin, as principals of the Adviser, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. No remuneration is paid by the Fund to Messrs. Ratte and Branin.

     Directors who are not interested persons of the Fund or the Adviser are compensated by the Fund and are reimbursed for out-of-pocket expenses. Such Directors receive a retainer of $5,000 annually plus a fee of $500 for one or more meetings of the Board (or a committee thereof) attended on a single day. The Board held five meetings during the fiscal year ended November 30, 1998.

     The Fund has an Audit Committee which makes recommendations to the Board concerning the selection of the Fund's independent auditors, reviews with such auditors the scope and results of the annual audit and considers any comments which the auditors may have regarding the Fund's financial statements or books of account. The Audit Committee consists of Messrs. Brewster, Jones and McLoughlin. Two meetings of the Audit Committee were held during the fiscal year ended November 30, 1998.

     During the fiscal period ended November 30, 1998, all of the Directors, except for Mr. Branin, attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served.

     The following table sets forth the compensation paid to the Directors for the fiscal year ended November 30, 1998.

                                                      Aggregate
                                                      Compensation
          Director                                    From Fund
          --------                                    ---------
          Francis S. Branin, Jr.                         None
          Blair M. Brewster                            $7,000
          Henson L. Jones, Jr.                         $7,000
          Hollis S. McLoughlin                         $7,000
          Gregory E. Ratte                               None

                              OFFICERS OF THE FUND

The following is a list of the executives officers of the Fund:

Name and Address                    Age   Position with the Fund   Officer Since
----------------                    ---   ----------------------   -------------
Gregory E. Ratte                    37          Chairman                1996
Brundage, Story and Rose, L.L.C.
One Broadway
New York, NY 10004

Francis S. Branin, Jr.              51          President               1996
Brundage, Story and Rose, L.L.C.
One Broadway
New York, NY  10004

Robert G. Dorsey                    41          Vice President          1996
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH  45202

John F. Splain                      42          Secretary               1996
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH  45202

Mark J. Seger                       37          Treasurer               1996
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH  45202

     The principal occupations of Messrs. Ratte and Branin are set forth above. The principal occupations of the remaining executive officers of the Fund during the past five years are set forth below:

     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent and the Fund's administrator) and CW Fund Distributors, Inc. (a registered broker-dealer) and Vice President and Treasurer of Countrywide Investments, Inc. (a registered investment adviser and broker-dealer) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc., CW Fund Distributors, Inc. and Countrywide Investments, Inc.). He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust and Countrywide Tax-Free Trust, all of which are registered investment companies.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Strategic Trust and Countrywide Tax-Free Trust.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Strategic Trust and Countrywide Tax-Free Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Fund's Directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of the Fund's outstanding shares to file forms with the Securities and Exchange Commission (the "SEC") and The American Stock Exchange, reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, management of the Fund believes that during the last fiscal year, the Fund's Directors and officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements. To the knowledge of management of the Fund, no Stockholder of the Fund owns more than 10% of the Fund's outstanding shares.

                                 PROPOSAL NO. 2

                      TO RATIFY OR REJECT THE SELECTION OF
                   ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS
                       FOR THE FUND'S CURRENT FISCAL YEAR

     Arthur Andersen LLP has been selected by the Board as independent auditors for the current fiscal year by vote of a majority of the Fund's Directors who are not interested persons of the Fund as defined in the 1940 Act. Such selection was recommended by the Audit Committee of the Board. The employment of Arthur Andersen LLP is conditioned on the right of the Fund to terminate the employment without penalty by a vote of a majority of its outstanding voting shares. Such selection by the Board is submitted to the Stockholders for their ratification or rejection.

     Representatives of Arthur Andersen LLP are not expected to be present at the Meeting, although they will have an opportunity to attend and to make a statement, if they so desire. If representatives of Arthur Andersen LLP are present, they will be available to respond to any appropriate questions from Stockholders.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2000 Annual Meeting of the Stockholders of the Fund must be received by the Fund at its principal executive office in New York by October 1, 1999 to be included in the proxy statement and the form of proxy relating to that meeting.

                                  OTHER MATTERS

     Management of the Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly to come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters. Any financial statements accompanying this Proxy Statement are for informational purposes only, do not constitute soliciting material and are not incorporated herein.

     All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                        By order of the Board of Directors

                                        /s/ John F. Splain

                                        John F. Splain, Secretary

January 29, 1999